Supplement to the
Fidelity® Series All-Sector Equity Fund
April 1, 2017
STATEMENT OF ADDITIONAL INFORMATION

Chip Perrone has replaced Peter Dixon as a co-manager of the fund.

The following information replaces similar information found in the "Management Contract" section.

Management-Related Expenses. Under the terms of the fund's management contract, FMR or an affiliate is responsible for payment of all expenses involved in the operation of the fund, including all expenses allocable at the fund level, except the following: (i) transfer agent fees, Rule 12b-1 fees and other expenses allocable at the class level; (ii) interest and taxes; (iii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iv) fees and expenses of the trust’s Trustees other than those who are “interested persons” of the trust or of FMR; (v) custodian fees and expenses; (vi) expenses of printing and mailing proxy materials to shareholders of the fund; (vii) all other expenses incidental to holding meetings of the fund’s shareholders, including proxy solicitations therefor; and (viii) such non-recurring and/or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the trust’s trustees and officers with respect thereto.

The following information replaces similar information found in the "Management Contract" section under the "Management Fee" heading.

Effective June 1, 2017, the fund does not pay a management fee to FMR for the services rendered.

The following information supplements information found in the "Management Contract" section.

Richard Malnight is a research analyst and co-manager of Fidelity® Series All-Sector Equity Fund and receives compensation for his services as a research analyst and as a portfolio manager under a single compensation plan. Research analysts who also manage sector funds are referred to as sector fund managers. As of November 30, 2017, the sector fund manager’s compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the sector fund manager’s compensation may be deferred based on criteria established by FMR or at the election of the sector fund manager.

The sector fund manager’s base salary is determined primarily by level of experience and skills, and performance as a research analyst and sector fund manager at FMR or its affiliates. A portion of the sector fund manager’s bonus relates to his performance as a research analyst and is based on the Director of Research’s assessment of the research analyst’s performance and may include factors such as portfolio manager survey-based assessments, which relate to analytical work and investment results within the relevant sector(s) and impact on other equity funds and accounts as a research analyst, and the research analyst’s contributions to the research groups and to FMR. Another component of the bonus is based upon (i) the pre-tax investment performance of the sector fund manager’s fund(s) and account(s) measured against a benchmark index (which may be a customized industry benchmark index developed by FMR) and within a defined peer group, if applicable, assigned to each fund or account, (ii) the pre-tax investment performance of the research analyst’s recommendations measured against a benchmark index corresponding to the research analyst’s assignment universe and against a broadly diversified equity index, and (iii) the investment performance of other FMR equity funds and accounts within the sector fund manager’s designated sector team. The pre-tax investment performance of the sector fund manager’s fund(s) and account(s) is weighted according to the sector fund manager’s tenure on those fund(s) and account(s). The component of the bonus relating to the Director of Research’s assessment is calculated over a one-year period, and each other component of the bonus is calculated over a measurement period that initially is contemporaneous with the sector fund manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. The portion of the sector fund manager’s bonus that is linked to the investment performance of Fidelity® Series All-Sector Equity Fund is based on the fund’s pre-tax investment performance measured against the Russell 1000® Index, the fund’s pre-tax investment performance (based on the performance of the fund’s retail class) within the Morningstar® Large Blend Category, and the pre-tax investment performance of the portion of the fund’s assets managed by the sector fund manager measured against the Russell 1000® Materials Index. The sector fund manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, sector fund managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

The sector fund manager’s compensation plan may give rise to potential conflicts of interest. The sector fund manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The sector fund manager’s base pay and bonus opportunity tend to increase with the sector fund manager’s level of experience and skills relative to research and fund assignments. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the sector fund manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR. The sector fund manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics. Furthermore, the potential exists that the sector fund manager’s responsibilities as a portfolio manager of a sector fund may not be entirely consistent with his responsibilities as a research analyst providing recommendations to other Fidelity portfolio managers.

The following table provides information relating to other accounts managed by Mr. Malnight as of November 30, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$5,960	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$231	none	none

* Includes assets of Fidelity® Series All-Sector Equity Fund managed by Mr. Malnight ($213 (in millions) assets managed).

As of November 30, 2017, the dollar range of shares of Fidelity® Series All-Sector Equity Fund beneficially owned by Mr. Malnight was none.

The following information replaces similar information for Peter Dixon found in the “Management Contract” section.

Chip Perrone is co-manager of Fidelity® Series All-Sector Equity Fund and receives compensation for his services. As of August 31, 2017, portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMR or an affiliate or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, and (ii) measurement of their % positive impact resulting from their rated securities across a defined set of portfolios, and (iii) the investment performance of other funds and accounts managed by the portfolio manager. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and peer group, if applicable. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management. The portion of the portfolio manager’s bonus that is linked to the investment performance of Fidelity® Series All-Sector Equity Fund is based on the fund’s pre-tax investment performance measured against the Russell 1000® Index, and the fund’s pre-tax investment performance within the Morningstar® Large Blend Category. An additional portion of Mr. Perrone’s bonus is based on the pre-tax investment performance of the portion of the fund’s assets he manages measured against the Russell 1000® Consumer Discretionary Index. The portfolio manager’s bonus also is compensated under equity based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. The portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Perrone as of August 31, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	12	6
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$3,305	$1,789	$1,508
Assets Managed with Performance-Based Advisory Fees (in millions)	$736	none	none

* Includes assets of Fidelity® Series All-Sector Equity Fund managed by Mr. Perrone ($736 (in millions) assets managed with performance-based advisory fees).

As of August 31, 2017, the dollar range of shares of Fidelity® Series All-Sector Equity Fund beneficially owned by Mr. Perrone was none.

The following information replaces similar information found in the "Transfer and Service Agent Agreements" section.

For providing transfer agency services, FIIOC receives no fees from the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). The fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services and securities lending administration services, FSC receives no fee from the fund. FMR is responsible for paying all pricing and bookkeeping and securities lending administration services costs of the fund.

FMR bears the cost of pricing and bookkeeping services and administration of the securities lending program under the terms of its management contract with the fund.

DLFB-18-01 1.881204.112	January 19, 2018